UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2024

ShoulderUp Technology Acquisition Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41076	87-1730135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Townpark Drive, Suite 300 Kennesaw, GA	30144
(Address of Principal Executive Offices)	(Zip Code)

(970) 924-0446

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

During the preparation of its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024, management of ShoulderUp Technology Acquisition Corp. (the “Company”) identified errors in the recorded amount of the non-redemption agreements derivative liability, which was incorrectly calculated due to using an incorrect amount of the shares of the Class B Common Stock held by ShoulderUp Technology Sponsor LLC to be issued in connection with non-redemption agreements entered into by the Company on May 17, 2024. The error in the calculation of the non-redemption agreements’ derivative liability resulted in an overstatement of “Non-redemption agreement derivative liability” and “Total Liabilities” line items in the Balance Sheet, an overstatement of the “Change in fair value of derivative liability”, “net (loss) income before income taxes” and “Basic and diluted net (loss) income per share, redeemable Class A common stock” and understatement on the “Total other income, net” and Net (loss) income line items in the Statements of Operations, an overstatement of the “Fair value of non-redemption agreements liability at issuance”, “Net loss” line items and understatement of the “Balance” in the Statements of Changes in Stockholders’ Deficit, and an overstatement in the “Net (loss) income”, “Change in fair value of derivative liability” and “Initial classification of shareholder non-redemption agreements derivative liability” line items in the Statements of Cash Flows (collectively, the “affected line items”).

On November 25, 2024, the Board of Directors of the Company, including the Audit Committee, after discussions with management, concluded that affected line items were a material error in the Company’s previously issued unaudited interim financial statements included in the Company’s Quarterly report on Form 10-Q for the periods ended June 30, 2024 (the “June 30 Interim Financial Statements”). The Board of Directors of Company, including the Audit Committee, along with the Company’s management has discussed with Withum Smith+Brown, PC (“Withum”), its independent registered public accounting firm, the matters described herein.

As a result of the foregoing, on November 25, 2024, the Board of Directors of the Company, including the Audit Committee, determined that the June 30 Interim Financial Statements, as well as any reports, or similar communications of the June 30 Interim Financial Statements, should no longer be relied upon.

The Company intends to file an amendment to the Company’s Quarterly Report on Form 10-Q for the quarterly periods ended June 30, 2024, to correct the affected line items as soon as practicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ShoulderUp Technology Acquisition Corp.

Dated: November 25, 2024	By:	/s/ Phyllis Newhouse
	Name:	Phyllis Newhouse
	Title:	Chief Executive Officer

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